Exhibit 10.3

Option Number XXX

SOCIETY PASS INCORPORATED

2026 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms in the Stock Option Agreement (the “Option Agreement”) have the same meanings as defined in the Society Pass Incorporated (the “Company”) 2026 Equity Incentive Plan (as amended from time to time)(the “Plan”).

I.	NOTICE OF STOCK OPTION GRANT

Optionee: ________________

Address: ___________________________________

You have been granted an Option to purchase common stock (the “Common Stock”) of the Company (the “Option” and the “Shares”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Date: ________________

Vesting Commencement Date: ________________

Exercise Price per Share: $________________

Total Number of Shares Granted: ________________

Total Exercise Price: $________________

Type of Option1: Incentive ☐ OR Non-Qualified ☐

Expiration Date: ________________

Vesting Schedule: ________________.

To the extent vested, this Option will be exercisable for three (3) months following the Termination of Service of Optionee, unless termination is due to Optionee’s death or Disability, in which case this Option will be exercisable for twelve (12) months following the Termination of Service of Optionee. In the event of termination due to Optionee’s death, the Company shall use commercially reasonable efforts to notify Optionee’s estate of the exercisability of the Option following Optionee’s death. Notwithstanding the foregoing sentence, in no event may this Option be exercised following the Termination of Service of Optionee as determined by the Company’s Board to be for Cause or after the Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

[1]	Incentive Stock Options (ISOs) are only eligible to be granted to employees. For each employee, in the event that the aggregate fair market value (determined as of the grant date) of ISOs that become exercisable for the first time in any calendar year exceed $100,000, such stock options exceeding such $100,000 limit shall automatically be treated as non-qualified stock options regardless of the designation above.

“Cause” has the meaning ascribed to such term or words of similar import in Optionee’s written employment or service contract with the Company or its parent or any subsidiary and, in the absence of such agreement or definition, means Optionee’s (i) conviction of, or plea of nolo contendere to, a felony or any other crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company or its subsidiaries, or any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with Optionee’s duties or willful failure to perform Optionee’s responsibilities in the best interests of the Company or its subsidiaries; (v) illegal use or distribution of drugs; (vi) violation of any material rule, regulation, procedure or policy of the Company or its subsidiaries, the violation of which could have a material detriment to the Company; or (vii) material breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by Optionee for the benefit of the Company or its subsidiaries, all as reasonably determined by the Company’s Board of Directors, which determination will be conclusive.

Legends.

(a) All certificates representing the Shares issued upon exercise of this Option shall, prior to such date as the Plan and Common Stock hereunder are covered by a valid Form S-8 or similar U.S. federal registration statement, where applicable, have endorsed thereon the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL, STATE AND FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL, STATE AND FOREIGN SECURITIES LAWS IS NOT REQUIRED.

(b) If the Option is an incentive stock option (ISO), then the following legend will be included:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE COMPANY MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED. THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.

II.	AGREEMENT

1. Grant of Option. The Administrator grants to the Optionee named in the Notice of Stock Option Grant in Part I of this Option Agreement, an Option to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Code section 422. Nevertheless, to the extent that it exceeds the $100,000 rule of Code section 422(d), this Option will be treated as a Nonstatutory/Non-Qualified Stock Option.

2. Exercise of Option.

(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option is exercisable by (i) delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and other representations and agreements as may be required by the Company and (ii) paying the Company in full the aggregate Exercise Price as to all Shares being acquired, together with any applicable tax withholding.

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This Option will be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares will be issued pursuant to the exercise of an Option unless the issuance and exercise of Shares complies with applicable state and federal laws (“Applicable Laws”). Assuming compliance, for income tax purposes the Shares will be considered transferred to the Optionee on the date on which the Option is exercised with respect to the Shares.

3. Method of Payment. The aggregate Exercise Price may be paid by any of the following, or a combination thereof, at the election of the Optionee:

(a) cash;

(b) check;

(c) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

(d) other shares of Common Stock, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(e) by asking the Company to withhold Shares from the total Shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate Exercise Price of the Shares being acquired;

(f) any combination of the foregoing methods of payment; or

(g) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

4. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Laws. The Company will be relieved of any liability with respect to any delayed issuance of shares or its failure to issue shares if such delay or failure is necessary to comply with Applicable Laws.

5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement are binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

6. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during the term only in accordance with the Plan and the terms of this Option.

7. Tax Obligations.

(a) Withholding Taxes. Optionee agrees to arrange for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee is an Incentive Stock Option (“ISO”), and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Grant Date, or (ii) the date one (1) year after the date of exercise, the Optionee must immediately notify the Company of the disposition in writing. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

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(c) Code Section 409A. Under Code section 409A, an Option that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the Grant Date (a “discount option”) may be considered deferred compensation. An Option that is a discount option may result in (i) income recognition by the Optionee prior to the exercise of the Option, (ii) an additional twenty percent (20%) tax, and (iii) potential penalty and interest charges. Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share Exercise Price of this Option equals or exceeds Fair Market Value of a Share on the Grant Date in a later examination. Optionee agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the Grant Date, Optionee will be solely responsible for any and all resulting tax consequences.

8. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE AND/OR DIRECTOR (AS APPLICABLE) AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING OPTIONEE) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE AND/OR DIRECTOR (AS APPLICABLE) FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING OPTIONEE) TO TERMINATE OPTIONEE’S RELATIONSHIP AS AN EMPLOYEE OR DIRECTOR AT ANY TIME, WITH OR WITHOUT CAUSE.

9. Notices. All notices or other communications which are required or permitted hereunder will be in writing and sufficient if (i) personally delivered or sent by telecopy, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

(a) if to the Optionee, to the address (or telecopy number) set forth on the Notice of Stock Option Grant; and

(b) if to the Company, to its principal executive office as specified in any report filed by the Company with the Securities and Exchange Commission or to such address as the Company may have specified to the Optionee in writing, Attention: Corporate Secretary;

or to any other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any communication will be deemed to have been given (i) when delivered, if personally delivered, or when telecopied, if telecopied, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and (iii) on the fourth Business Day following the date on which the piece of mail containing the communication is posted, if sent by mail. As used herein, “Business Day” means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

10. Specific Performance. Optionee expressly agrees that the Company will be irreparably damaged if the provisions of this Option Agreement and the Plan are not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Option Agreement or the Plan by the Optionee, the Company will, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or decree for specific performance, in accordance with the provisions hereof and thereof. The Administrator has the power to determine what constitutes a breach or threatened breach of this Option Agreement or the Plan. The Administrator’s determinations will be final and conclusive and binding upon the Optionee.

11. No Waiver. No waiver of any breach or condition of this Option Agreement will be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

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12. Optionee Undertaking. The Optionee agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Option Agreement.

13. Modification of Rights. The rights of the Optionee are subject to modification and termination in certain events as provided in this Option Agreement and the Plan.

14. Governing Law. This Agreement is governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to its conflict or choice of law principles that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

15. Counterparts; Facsimile Execution. This Option Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which together constitute one and the same instrument. Facsimile execution and delivery of this Option Agreement is legal, valid and binding execution and delivery for all purposes.

16. Entire Agreement. The Plan, this Option Agreement, and upon execution, the Exercise Notice, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

17. Severability. In the event one or more of the provisions of this Option Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provisions of this Option Agreement, and this Option Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

18. Language. You acknowledge that you are proficient in the English language, or have consulted with an advisor who is proficient in the English language, so as to enable you to understand the provisions of this Agreement and the Plan. If you have received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

19. Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

20. Imposition of Other Requirement. The Company reserves the right to impose other requirements on your participation in the Plan, on the Option and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

21. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

22. Other Documents. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the document containing the Plan information specified in Section 10(a) of the Securities Act (“Prospectus”).

23. WAIVER OF JURY TRIAL. THE OPTIONEE EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS OPTION AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

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Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	SOCIETY PASS INCORPORATED

Signature	By:

Print Name:	Print Name:

Address:	Address:

Date Signed:	Date Signed:

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EXHIBIT A

2021 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Attention: Corporate Secretary

1. Exercise of Option. Effective as of today, _____________, _____, the undersigned (“Optionee”) elects to exercise Optionee’s option to purchase ___________ shares of the Common Stock (the “Shares”) of Society Pass Incorporated. (the “Company”) under and pursuant to the Society Pass Incorporated 2021 Equity Incentive Plan (as amended from time to time, the “Plan”) and the Stock Option Agreement effective ______________ (the “Option Agreement”).

2. Delivery of Payment. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder exists with respect to the Shares, notwithstanding the exercise of the Option. Subject to the requirements of Section 6 below, the Shares will be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in the Plan.

5. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6. Refusal to Transfer. The Company will not (i) transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice, or (ii) be required to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice inures to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice is binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice will be submitted by Optionee or by the Company forthwith to the Administrator for review at its next regular meeting. The resolution of disputes by the Administrator will be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice is governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to its conflict or choice of law principles that might otherwise refer construction or interpretation of this Exercise to the substantive law of another jurisdiction. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice will continue in full force and effect.

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10. Optionee Representations.

(a) With respect to a transaction occurring prior to such date as the Plan and Common Stock thereunder are covered by a valid Form S-8 or similar U.S. federal registration statement, Optionee agrees that in no event shall Optionee make a disposition of any of the Common Stock, unless and until: (i) Optionee shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition; and (ii) Optionee shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Common Stock under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the U.S. federal, state or foreign securities laws has been taken; or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Subsection.

(b) Optionee understands that if a registration statement covering the Common Stock under the Securities Act is not in effect when Optionee desires to sell the Common Stock, Optionee may be required to hold the Common Stock for an indeterminate period. Optionee also acknowledges that Optionee understands that any sale of the Common Stock which might be made by Optionee in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

11. Other Documents. Optionee hereby acknowledges receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act of 1933, as amended, including, but not limited to, the information required by Part I of Form S-8, if applicable.

12. Notices. Any notice required or permitted hereunder will be provided in writing and deemed effective if provided in the manner specified in the Option Agreement.

13. Further Instruments. The parties agree to execute any further instruments and to take any further action as may be reasonably necessary to carry out the purposes and intent of the Option Agreement and this Exercise Notice.

14. No Advice Regarding Exercise. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your exercise of the options set forth in the Option Agreement, or your acquisition or sale of the underlying shares of Common Stock. You should consult with your own personal tax, legal and financial advisors regarding your exercise of the options, before taking any action related to the Shares or the Plan.

15. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

[Signature page follows.]

Submitted by:	Accepted by:

OPTIONEE	SOCIETY PASS INCORPORATED

Signature	By:

Print Name:	Print Name:

Address:

Date Received:

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FORM OF RESTRICTED STOCK AGREEMENT

FOR CONSULTANTS

This Restricted Stock Agreement (“Agreement”) is made as of              (the “Grant Date”) between Society Pass Incorporated. (the “Company”) and             (the “Consultant”).

WHEREAS, the Company maintains the Society Pass Incorporated 2021 Equity Incentive Plan, as amended (the “Plan”), which, with respect to a consultant, is administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), and

WHEREAS, in consideration of the Consultant’s continued service to the Company, the Committee has determined that the Consultant shall be granted an award of Restricted Stock under the Plan, and

WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and the Consultant, the parties have set forth the terms of such award in writing in this Agreement;

NOW, THEREFORE, the Company and the Consultant agree as follows:

1. Award.

(a) Grant. The Consultant is hereby granted            shares (the “Restricted Stock”) of the Company’s common stock, par value $.01 per share (“Stock”), which shall be issued in the Consultant’s name subject to the restrictions contained in this Agreement. The Restricted Stock awarded pursuant to this Agreement is separate from and not in tandem with any other award(s) granted to the Consultant under the Plan or otherwise.

(b) Plan Incorporated. The Consultant acknowledges receipt of a copy of the Plan and agrees that this award of Restricted Stock shall be subject to all of the terms and conditions set forth in the Plan, including future amendments thereto, if any, pursuant to the terms thereof, which Plan is incorporated herein by reference as a part of this Agreement. Any terms used in this Agreement and not defined herein shall have the meanings set forth in the Plan. In the event of any conflict between this Agreement and the Plan, the Plan shall control.

2. Restrictions. The shares of Restricted Stock are subject to the following restrictions (collectively, the “Restrictions”):

(a) Forfeiture Restrictions. If the Consultant’s consulting relationship with the Company shall terminate for any reason other than a “Change of Control” or the Consultant’s “Disability” or death as provided in Section 3 below, the Consultant shall forfeit the right to receive any shares of Restricted Stock with respect to which the Restrictions have not lapsed as provided in Section 3 as of the effective date of termination of Consultant’s consulting relationship with the Company.

(b) Competition. In the event the Consultant becomes employed by, associated in any way with, or becomes the beneficial owner of more than 1% of the equity of, any business which competes, directly or indirectly, with the Company’s business in any geographical area where the Company then does business, or if the Consultant engages in criminal conduct with respect to the Company, a Subsidiary, or any of their property, shareholders, employees, officers or Consultants, or engages in conduct involving moral turpitude, the Consultant shall forfeit the right to receive any shares of Restricted Stock with respect to which the Restrictions have not lapsed as provided in Section 3.

(c) Restrictions on Transfer. The Consultant may not sell, assign, pledge, exchange, hypothecate or otherwise transfer, encumber or dispose of any shares of Restricted Stock with respect to which the Restrictions have not lapsed as provided in Section 3. Upon any violation of this restriction, the shares of Restricted Stock with respect to which the Restrictions have not lapsed as provided in Section 3 below shall be forfeited and the attempted transfer shall be null and void.

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3. Lapse of Restrictions.

(a) Unless otherwise accelerated pursuant to this Section or otherwise by the Committee pursuant to its authority under the Plan, the Restrictions will lapse with respect to the shares of Restricted Stock in accordance with the following schedule provided the Consultant remains a consultant of the Company or its Subsidiaries on such date:

NUMBER	DATE

(b) Notwithstanding the foregoing, the Restrictions with respect to all shares of Restricted Stock will lapse immediately and the shares shall vest automatically as of the date of a “Change of Control” of the Company (as such term is defined in the Plan).

(c) Notwithstanding the foregoing, in the event the Consultant’s consulting relationship with the Company is terminated by reason of the Consultant’s death or “Disability”, the Restrictions with respect to all shares of Restricted Stock will lapse immediately and the shares shall vest automatically as of the date of the Consultant’s death or as of the effective date of the termination of the consulting relationship with the Company by reason of his or her Disability. For purposes of this Agreement, “Disability” means that as of the date of the termination of the consulting relationship between Consultant and the Company, the Consultant suffers from a medically determinable physical or mental impairment that renders the Consultant unable to perform substantially all of the duties of the Consultant’s agreement with the Company and can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

The shares of Restricted Stock with respect to which the Restrictions have lapsed shall cease to be subject to any Restrictions except as otherwise provided in the Plan.

4. Custody of Restricted Stock.

(a) Custody. The Company shall register, electronically or otherwise, the shares of Restricted Stock granted hereunder in the Consultant’s name. Any stock certificate(s) issued in connection with the Restricted Stock shall be delivered to and held by the Secretary of the Company until forfeiture occurs or the Restrictions lapse with respect to such shares of Restricted Stock pursuant to the terms of the Plan and this Agreement.

(b) Additional Securities as Restricted Stock. Any securities received as the result of ownership of shares of Restricted Stock, including without limitation, securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization (all such securities to be considered “Restricted Stock” for all purposes under this Agreement), shall be held in custody in the same manner and subject to the same conditions as the shares of Restricted Stock with respect to which they were issued.

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(c) Delivery to the Consultant. With respect to shares of Restricted Stock for which the Restrictions have lapsed (without forfeiture), the unrestricted shares of Restricted Stock shall be released to the Consultant by electronic transfer or in the form of a stock certificate, and such method of delivery shall be made at the Company’s discretion. Notwithstanding any other provisions of this Agreement, the issuance or delivery of any shares of Stock (whether subject to restrictions or unrestricted) may be postponed for such period as may be required to comply with applicable requirements of any national securities exchange or any requirements of any regulation applicable to the issuance or delivery of such Stock. The Company shall not be obligated to issue or deliver any Stock if the issuance or delivery thereof shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any securities exchange. The Company shall not be required to transfer on its books any shares of Stock (whether subject to restrictions or unrestricted) which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement.

5. Status of Stock. Notwithstanding the Restrictions contained herein, and unless and until the shares of Restricted Stock are forfeited pursuant to the provisions of this Agreement, the Consultant shall have all rights of a stockholder with respect to the shares of Restricted Stock, including the right to vote such shares and to receive dividends thereon.

6. Relationship to Company.

(a) No Effect on Company’s Rights or Powers. The existence of this Restricted Stock Agreement shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganization, or other changes in the Company’s capital structure or its business, or any merger or consolidation of Company or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the shares of Restricted Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) No Guarantee of Continued Consulting Relationship. Neither this Restricted Stock Agreement nor the shares of Restricted Stock awarded hereby shall confer upon the Consultant any right with respect to a continued consulting relationship with the Company, nor shall this Restricted Stock Agreement or the shares of Restricted Stock awarded hereby interfere in any way with any right the Company would otherwise have to terminate the Consultant’s consulting relationship with the Company at any time. This Agreement shall not be deemed to enlarge or alter any rights Consultant may have pursuant to any consulting or other agreement with the Company.

7. Agreement with Respect to Taxes. The Consultant shall be liable for any and all taxes, including withholding taxes, arising out of this Restricted Stock award or the lapse of the Restrictions hereunder. The Consultant agrees to indemnify the Company for any applicable tax liability related to the Restricted Stock.

8. Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee pursuant to the terms of the Plan, including, without limitation, the Committee’s rights to make certain determinations and elections with respect to the shares of Restricted Stock granted hereby.

9. Section 83(b) Election. The Consultant is hereby advised that he or she may wish to consult an attorney or accountant concerning the advisability of making an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder. Such an election (which must be made within 30 days of the date of the grant of the Restricted Stock) may permit the Consultant to pay current income tax based on the present fair market value of the Restricted Stock, as opposed to the fair market value of the Restricted Stock when the restrictions imposed thereon under this Agreement lapse. The Consultant must notify the Company within ten (10) days of any such election.

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10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors and assigns of the Company and all persons lawfully claiming under the Consultant.

11. Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of a party’s signature hereto by facsimile or PDF shall bind the parties hereto.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Nevada to be applied.

13. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

14. Acceptance of Terms and Conditions. This Restricted Stock award will not be effective until the Consultant has acknowledged and agreed to the terms and conditions set forth herein by executing this Agreement in the space provided below and returning the same to the Company.

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Awarded subject to the terms and conditions stated above:

SOCIETY PASS INCORPORATED.	Accepted under the terms and conditions stated above:

By:

Authorized Officer

13

FORM OF RESTRICTED STOCK AGREEMENT

FOR EMPLOYEES

This Restricted Stock Agreement (“Agreement”) is made as of              (the “Grant Date”) between Society Pass Incorporated (the “Company”) and             (the “Employee”).

WHEREAS, the Company maintains the Society Pass Incorporated 2021 Equity Incentive Plan, as amended (the “Plan”), which, with respect to an employee grantee, is administered by the Compensation and Stock Option Committee of the Company’s Board of Directors (the “Committee”), and

WHEREAS, in consideration of the Employee’s continued employment with the Company, the Committee has determined that the Employee shall be granted an award of Restricted Stock under the Plan, and

WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and the Employee, the parties have set forth the terms of such award in writing in this Agreement;

NOW, THEREFORE, the Company and the Employee agree as follows:

1. Award.

(a) Grant. The Employee is hereby granted             shares (the “Restricted Stock”) of the Company’s common stock, par value $.01 per share (“Stock”), which shall be issued in the Employee’s name subject to the restrictions contained in this Agreement. The Restricted Stock awarded pursuant to this Agreement is separate from and not in tandem with any other award(s) granted to the Employee under the Plan or otherwise.

(b) Plan Incorporated. The Employee acknowledges receipt of a copy of the Plan and agrees that this award of Restricted Stock shall be subject to all of the terms and conditions set forth in the Plan, including future amendments thereto, if any, pursuant to the terms thereof, which Plan is incorporated herein by reference as a part of this Agreement. Any terms used in this Agreement and not defined herein shall have the meanings set forth in the Plan. In the event of any conflict between this Agreement and the Plan, the Plan shall control.

2. Restrictions. The shares of Restricted Stock are subject to the following restrictions (collectively, the “Restrictions”):

(a) Forfeiture Restrictions. If the Employee’s employment with the Company shall terminate for any reason other than a “Change of Control” or the Employee’s “Disability” or death as provided in Section 3 below, the Employee shall forfeit the right to receive any shares of Restricted Stock with respect to which the Restrictions have not lapsed as provided in Section 3 as of the effective date of termination of Employee’s employment.

(b) Competition. In the event the Employee becomes employed by, associated in any way with, or becomes the beneficial owner of more than 1% of the equity of, any business which competes, directly or indirectly, with the Company’s business in any geographical area where the Company then does business, or if the Employee engages in criminal conduct with respect to the Company, a Subsidiary, or any of their property, shareholders, employees, officers or directors, or engages in conduct involving moral turpitude, the Employee shall forfeit the right to receive any shares of Restricted Stock with respect to which the Restrictions have not lapsed as provided in Section 3.

(c) Restrictions on Transfer. The Employee may not sell, assign, pledge, exchange, hypothecate or otherwise transfer, encumber or dispose of any shares of Restricted Stock with respect to which the Restrictions have not lapsed as provided in Section 3. Upon any violation of this restriction, the shares of Restricted Stock with respect to which the Restrictions have not lapsed as provided in Section 3 below shall be forfeited and the attempted transfer shall be null and void.

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3. Lapse of Restrictions.

(a) Unless otherwise accelerated pursuant to this Section or otherwise by the Committee pursuant to its authority under the Plan, the Restrictions will lapse with respect to the shares of Restricted Stock in accordance with the following schedule provided that the Employee remains in continuous service as an employee or a director of the Company or its Subsidiaries of the Company on such date:

NUMBER	DATE

(b) Notwithstanding the foregoing, the Restrictions with respect to all shares of Restricted Stock will lapse immediately and the shares shall vest automatically as of the date of a “Change of Control” of the Company (as such term is defined in the Plan).

(c) Notwithstanding the foregoing, in the event the Employee’s employment is terminated by reason of the Employee’s death or “Disability”, the Restrictions with respect to all shares of Restricted Stock will lapse immediately and the shares shall vest automatically as of the date of the Employee’s death or as of the effective date of the Employee’s termination of employment by reason of his or her Disability. For purposes of this Agreement, “Disability” means that as of the date of the Employee’s termination of employment, the Employee suffers from a medically determinable physical or mental impairment that renders the Employee unable to perform substantially all of the duties of the Employee’s position and can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

The shares of Restricted Stock with respect to which the Restrictions have lapsed shall cease to be subject to any Restrictions except as otherwise provided in the Plan.

4. Custody of Restricted Stock.

(a) Custody. The Company shall register, electronically or otherwise, the shares of Restricted Stock granted hereunder in the Employee’s name. Any stock certificate(s) issued in connection with the Restricted Stock shall be delivered to and held by the Secretary of the Company until forfeiture occurs or the Restrictions lapse with respect to such shares of Restricted Stock pursuant to the terms of the Plan and this Agreement.

(b) Additional Securities as Restricted Stock. Any securities received as the result of ownership of shares of Restricted Stock, including without limitation, securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization (all such securities to be considered “Restricted Stock” for all purposes under this Agreement), shall be held in custody in the same manner and subject to the same conditions as the shares of Restricted Stock with respect to which they were issued.

(c) Delivery to the Employee. With respect to shares of Restricted Stock for which the Restrictions have lapsed (without forfeiture), the unrestricted shares of Restricted Stock shall be released to the Employee by electronic transfer or in the form of a stock certificate, and such method of delivery shall be made at the Company’s discretion. Notwithstanding any other provisions of this Agreement, the issuance or delivery of any shares of Stock (whether subject to restrictions or unrestricted) may be postponed for such period as may be required to comply with applicable requirements of any national securities exchange or any requirements of any regulation applicable to the issuance or delivery of such Stock. The Company shall not be obligated to issue or deliver any Stock if the issuance or delivery thereof shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any securities exchange. The Company shall not be required to transfer on its books any shares of Stock (whether subject to restrictions or unrestricted) which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement.

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5. Status of Stock. Notwithstanding the Restrictions contained herein, and unless and until the shares of Restricted Stock are forfeited pursuant to the provisions of this Agreement, the Employee shall have all rights of a stockholder with respect to the shares of Restricted Stock, including the right to vote such shares and to receive dividends thereon.

6. Relationship to Company.

(a) No Effect on Company’s Rights or Powers. The existence of this Restricted Stock Agreement shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganization, or other changes in the Company’s capital structure or its business, or any merger or consolidation of Company or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the shares of Restricted Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) No Guarantee of Employment. Neither this Restricted Stock Agreement nor the shares of Restricted Stock awarded hereby shall confer upon the Employee any right with respect to continued employment with the Company, nor shall this Restricted Stock Agreement or the shares of Restricted Stock awarded hereby interfere in any way with any right the Company would otherwise have to terminate the Employee’s employment at any time. This Agreement shall not be deemed to enlarge or alter any rights Employee may have pursuant to any employment agreement with the Company.

7. Agreement with Respect to Taxes. The Employee shall be liable for any and all taxes, including withholding taxes, arising out of this Restricted Stock award or the lapse of the Restrictions hereunder. Employee may satisfy such tax obligations by electing to withhold shares of Stock having a value equal to the minimum amount of any required tax withholding with respect to the Restricted Stock to which the Restrictions have lapsed, subject to any limitations imposed by the Committee, as may be amended from time to time. Any election to have shares withheld must be made on or before the date the Restrictions lapse. The Employee agrees that if he or she does not pay, or make arrangements for the payment of, such amounts, the Company, to the fullest extent permitted by law, rule or regulation, shall have the right to deduct such amounts from any payments of any kind otherwise due to the Employee (including from the Employee’s compensation).

8. Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee pursuant to the terms of the Plan, including, without limitation, the Committee’s rights to make certain determinations and elections with respect to the shares of Restricted Stock granted hereby.

9. Section 83(b) Election. The Employee is hereby advised that he or she may wish to consult an attorney or accountant concerning the advisability of making an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder. Such an election (which must be made within 30 days of the date of the grant of the Restricted Stock) may permit the Employee to pay current income tax based on the present fair market value of the Restricted Stock, as opposed to the fair market value of the Restricted Stock when the restrictions imposed thereon under this Agreement lapse. Employee must notify the Company within ten (10) days of any such election.

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10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors and assigns of the Company and all persons lawfully claiming under the Employee.

11. Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of a party’s signature hereto by facsimile or PDF shall bind the parties hereto.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Nevada to be applied.

13. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

14. Acceptance of Terms and Conditions. This Restricted Stock award will not be effective until the Employee has acknowledged and agreed to the terms and conditions set forth herein by executing this Agreement in the space provided below and returning the same to the Company.

Awarded subject to the terms and conditions stated above:

SOCIETY PASS INCORPORATED.	Accepted under the terms and conditions stated above:

By:

Authorized Officer

17

FORM OF RESTRICTED STOCK AGREEMENT

FOR DIRECTORS

This Restricted Stock Agreement (“Agreement”) is made as of               (the “Grant Date”) between Society Pass Incorporated. (the “Company”) and             (the “Consultant”).

WHEREAS, the Company maintains the Society Pass Incorporated 2021 Equity Incentive Plan, as amended (the “Plan”), which, with respect to a consultant, is administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), and

WHEREAS, in consideration of the Director’s continued service to the Company, the Board has determined that the Director shall be granted an award of Restricted Stock under the Plan, and

WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and the Director, the parties have set forth the terms of such award in writing in this Agreement;

NOW, THEREFORE, the Company and the Director agree as follows:

1. Award.

(a) Grant. The Director is hereby granted               shares (the “Restricted Stock”) of the Company’s common stock, par value $.01 per share (“Stock”), which shall be issued in the Director’s name subject to the restrictions contained in this Agreement. The Restricted Stock awarded pursuant to this Agreement is separate from and not in tandem with any other award(s) granted to the Director under the Plan or otherwise.

(b) Plan Incorporated. The Director acknowledges receipt of a copy of the Plan and agrees that this award of Restricted Stock shall be subject to all of the terms and conditions set forth in the Plan, including future amendments thereto, if any, pursuant to the terms thereof, which Plan is incorporated herein by reference as a part of this Agreement. Any terms used in this Agreement and not defined herein shall have the meanings set forth in the Plan. In the event of any conflict between this Agreement and the Plan, the Plan shall control.

2. Restrictions. The shares of Restricted Stock are subject to the following restrictions (collectively, the “Restrictions”):

(a) Forfeiture Restrictions. If the Director’s service to the Company as a director, employee or consultant shall terminate for any reason other than a “Change of Control” or the Director’s “Disability” or death as provided in Section 3 below, the Director shall forfeit the right to receive any shares of Restricted Stock with respect to which the Restrictions have not lapsed as provided in Section 3 as of the effective date of termination of Director’s service to the Company.

(b) Competition. In the event the Director becomes employed by, associated in any way with, or becomes the beneficial owner of more than 1% of the equity of, any business which competes, directly or indirectly, with the Company’s business in any geographical area where the Company then does business, or if the Director engages in criminal conduct with respect to the Company, a Subsidiary, or any of their property, shareholders, employees, officers or directors, or engages in conduct involving moral turpitude, the Director shall forfeit the right to receive any shares of Restricted Stock with respect to which the Restrictions have not lapsed as provided in Section 3.

(c) Restrictions on Transfer. The Director may not sell, assign, pledge, exchange, hypothecate or otherwise transfer, encumber or dispose of any shares of Restricted Stock with respect to which the Restrictions have not lapsed as provided in Section 3. Upon any violation of this restriction, the shares of Restricted Stock with respect to which the Restrictions have not lapsed as provided in Section 3 below shall be forfeited and the attempted transfer shall be null and void.

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3. Lapse of Restrictions.

(a) Unless otherwise accelerated pursuant to this Section or otherwise by the Board pursuant to its authority under the Plan, the Restrictions will lapse with respect to the shares of Restricted Stock in accordance with the following schedule provided the Director remains in continuous service as a director, employee or consultant to the Company or its Subsidiaries on such date:

NUMBER	DATE

(b) Notwithstanding the foregoing, the Restrictions with respect to all shares of Restricted Stock will lapse immediately and the shares shall vest automatically as of the date of a “Change of Control” of the Company (as such term is defined in the Plan).

(c) Notwithstanding the foregoing, in the event the Director’s service to the Company as a director, employee or consultant is terminated by reason of the Director’s death or “Disability”, the Restrictions with respect to all shares of Restricted Stock will lapse immediately and the shares shall vest automatically as of the date of the Director’s death or as of the effective date of the Director’s termination of service to the Company by reason of his or her Disability. For purposes of this Agreement, “Disability” means that as of the date of the Director’s termination of service to the Company as a director, employee or consultant, the Director suffers from a medically determinable physical or mental impairment that renders the Director unable to perform substantially all of the duties of the Director’s position and can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

The shares of Restricted Stock with respect to which the Restrictions have lapsed shall cease to be subject to any Restrictions except as otherwise provided in the Plan.

4. Custody of Restricted Stock.

(a) Custody. The Company shall register, electronically or otherwise, the shares of Restricted Stock granted hereunder in the Director’s name. Any stock certificate(s) issued in connection with the Restricted Stock shall be delivered to and held by the Secretary of the Company until forfeiture occurs or the Restrictions lapse with respect to such shares of Restricted Stock pursuant to the terms of the Plan and this Agreement.

(b) Additional Securities as Restricted Stock. Any securities received as the result of ownership of shares of Restricted Stock, including without limitation, securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization (all such securities to be considered “Restricted Stock” for all purposes under this Agreement), shall be held in custody in the same manner and subject to the same conditions as the shares of Restricted Stock with respect to which they were issued.

(c) Delivery to the Director. With respect to shares of Restricted Stock for which the Restrictions have lapsed (without forfeiture), the unrestricted shares of Restricted Stock shall be released to the Director by electronic transfer or in the form of a stock certificate, and such method of delivery shall be made at the Company’s discretion. Notwithstanding any other provisions of this Agreement, the issuance or delivery of any shares of Stock (whether subject to restrictions or unrestricted) may be postponed for such period as may be required to comply with applicable requirements of any national securities exchange or any requirements of any regulation applicable to the issuance or delivery of such Stock. The Company shall not be obligated to issue or deliver any Stock if the issuance or delivery thereof shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any securities exchange. The Company shall not be required to transfer on its books any shares of Stock (whether subject to restrictions or unrestricted) which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement.

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5. Status of Stock. Notwithstanding the Restrictions contained herein, and unless and until the shares of Restricted Stock are forfeited pursuant to the provisions of this Agreement, the Director shall have all rights of a stockholder with respect to the shares of Restricted Stock, including the right to vote such shares and to receive dividends thereon.

6. Relationship to Company.

(a) No Effect on Company’s Rights or Powers. The existence of this Restricted Stock Agreement shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganization, or other changes in the Company’s capital structure or its business, or any merger or consolidation of Company or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the shares of Restricted Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) No Guarantee of Continued Service. Neither this Restricted Stock Agreement nor the shares of Restricted Stock awarded hereby shall confer upon the Director any right with respect to continued service to the Company, nor shall this Restricted Stock Agreement or the shares of Restricted Stock awarded hereby interfere in any way with any right the Company would otherwise have to terminate the Director’s service at any time. This Agreement shall not be deemed to enlarge or alter any rights Director may have pursuant to any other agreement with the Company.

7. Agreement with Respect to Taxes. The Director shall be liable for any and all taxes, including withholding taxes, arising out of this Restricted Stock award or the lapse of the Restrictions hereunder. The Director agrees to indemnify the Company for any applicable tax liability related to the Restricted Stock.

8. Board’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Board pursuant to the terms of the Plan, including, without limitation, the Board’s rights to make certain determinations and elections with respect to the shares of Restricted Stock granted hereby.

9. Section 83(b) Election. The Director is hereby advised that he or she may wish to consult an attorney or accountant concerning the advisability of making an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder. Such an election (which must be made within 30 days of the date of the grant of the Restricted Stock) may permit the Director to pay current income tax based on the present fair market value of the Restricted Stock, as opposed to the fair market value of the Restricted Stock when the restrictions imposed thereon under this Agreement lapse. Director must notify the Company within ten (10) days of any such election.

10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors and assigns of the Company and all persons lawfully claiming under the Director.

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11. Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of a party’s signature hereto by facsimile or PDF shall bind the parties hereto.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Nevada to be applied.

13. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

14. Acceptance of Terms and Conditions. This Restricted Stock award will not be effective until the Director has acknowledged and agreed to the terms and conditions set forth herein by executing this Agreement in the space provided below and returning the same to the Company.

Awarded subject to the terms and conditions stated above:

SOCIETY PASS INCORPORATED.	Accepted under the terms and conditions stated above:

By:

Authorized Officer

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